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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                          --------------------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                          --------------------------

       Date of Report (Date of earliest event reported): December 12, 2001
                          --------------------------



                           AMERICAN EXPRESS COMPANY
            (Exact name of registrant as specified in its charter)

                          --------------------------



          New York                      1-7657                 13-4922250
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(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
     of incorporation or                                   Identification No.)
        organization)



       200 Vesey Street, World Financial Center
                  New York, New York                       10285
       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


      Registrant's telephone number, including area code: (212) 640-2000

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         (Former name or former address, if changed since last report)



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Item 5. Other Events.

On December 12, 2001, the Company issued a press release announcing its expectation relating to a fourth quarter restructuring charge. Such press release is filed herein on Exhibit 99.1.

Exhibit 99.2 contains certain information provided on a webcast conference call today, December 12, 2001, by Gary Crittenden, Executive Vice President and Chief Financial Officer of the Company, in connection with his discussion of the Company's expected fourth quarter restructuring charge.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERICAN EXPRESS COMPANY
                                       (REGISTRANT)

                                        By /s/  Stephen P. Norman
                                           --------------------------
                                        Name:  Stephen P. Norman
                                        Title: Secretary

DATE:   December 12, 2001
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                                EXHIBIT INDEX

Item No.                         Description
--------                         -----------

99.1 Press release of American Express Company dated December 12, 2001 announcing its expectation relating to a fourth quarter restructuring charge.

99.2 Certain information provided on a webcast conference call today, December 12, 2001, in connection with a discussion of the Company's expected fourth quarter restructuring charge.